EXHIBIT 4

                            POWER OF ATTORNEY

      The undersigned hereby appoint Edwin H. Morgens and John C. "Bruce" Waterfall each with full power of substitution, as their attorneys-in-fact for the specific purpose of executing on their behalf any Schedule 13Ds and amendments thereto for filing with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. The undersigned hereby ratify the execution on their behalf, prior to the date hereof, by Edwin H. Morgens or John C. "Bruce" Waterfall of any Schedule 13Ds or amendments thereto for the aforesaid purpose.

      IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be duly executed as of April 10, 1997.


MWV EMPLOYEE RETIREMENT
  PLAN GROUP TRUST                         MW CAPITAL, L.L.C.
                                           PRIME GROUP, L.P.
                                           PRIME GROUP II, L.P.
                                           PRIME GROUP III, L.P.
      s/David Ericson                      PRIME GROUP IV, L.P.
By:  ______________________________        PRIME GROUP V, L.P.
     David Ericson, Trustee                PRIME, INC.
                                           MW MANAGEMENT, L.L.C.


      s/Dan Levinson                            s/Bruce Waterfall
By:  ______________________________        By: _________________________
     Dan Levinson, Trustee                     John C. "Bruce" Waterfall
                                               as (i) managing member of
                                               MW Capital, L.L.C.;
      s/John C. Raphael                       (ii) President of Prime,
By:  ______________________________            Inc., as general partner
     John C. Raphael, Trustee                  of Prime Group, L.P.,
                                               Prime Group II, L.P.,
      s/Joann McNiff                           Prime Group, III, L.P.,
By:  ______________________________            Prime Group IV, L.P. and
     Joann McNiff, Trustee                     Prime Group V, L.P.; and
                                               (iii) managing member of
                                               MW Management, L.L.C.


      s/Stephanie Catlett
By:  ______________________________
     Stephanie Catlett, Trustee



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